合同登记编号：□□ □□□□ □□ □□□□□

技术开发合同

（2003 版）

项目名称：清洁提取高纯度茄尼醇及其下游系列产品烟碱、辅酶 Q_{10}、有机肥等

委 托 人：三明华健生物工程有限公司

（甲方）

研究开发人：复旦大学

（乙方）

签订地点：福建 省 三明 市 三元 （区）

签订日期：2005 年 月 日

有效期限：2005 年 月 日至 2010 年 月 日

依据《中华人民共和国合同法》的规定，合同双方就清洁提取高纯度茄尼醇及其下游系列产品烟碱、辅酶Q10、有机肥等项目的技术开发（委托/合并开发）（该清洁提取高纯度茄尼醇及其下游系列产品烟碱、辅酶Q10、有机肥等项目属 合作开发 计划※）经协商一致，签订本合同。

一、※标的技术内容、形式和要求：

技术的性能，工业化开发程度：本项目为清洁提取高纯度茄尼醇及其下游系列产品：烟碱、辅酶 Q_{10}、有机肥等的技术。茄尼醇是从废弃烟叶中提取出的化合物，用于合成辅酶 Q_{10} 等化合物。甲方使用乙方开发的技术，从废弃烟叶中提取生产纯度为 75%、90%的高纯度茄尼醇的技术、烟碱的提取技术，以及利用茄尼醇合成辅酶 Q_{10} 技术，并利用提取后的烟渣制备生产有机肥等技术，实现该项目的无污染生产。项目大规模生产达到年生产茄尼醇 50 吨、年生产硫酸烟碱 1000 吨、辅酶 Q_{10}20 吨，有机肥 20000 吨，年销售额可达到 50000 万元（按市场情况浮动）。同时按照客户需要，可以生产 95%以上的高纯度烟碱。

甲方的权利和义务：

（1）向转让方支付人民币 180 万元作为清洁提取高纯度茄尼醇的技术费用以及专利买断费用，另每年支付人民币 80 万作为后期下游产品及辅酶 Q_{10} 技术开发费用。

（2）清洁提取高纯度茄尼醇的技术专利权（包括所申请的发明专利）属甲、乙双方共有。

（3）甲、乙双方均享有清洁提取高纯度茄尼醇技术专利的使用权，该使用权不受任何区域、地域及时间的限制。未经甲方许可，乙方不得将清洁提取高纯度茄尼醇技术专利转让及许可他人使用。

（4）清洁提取高纯度茄尼醇后续改进技术的专利申请权及所有权均归甲方所有。

（5）高纯度茄尼醇下游系列产品烟碱、辅酶 Q_{10}、有机肥等技术的专利申请权及所有权均归甲方所有。

乙方的权利和义务：

（1）在研究经费到款起 7 个工作日 内，向受让方交付下列技术资料：1、清洁提取高纯度茄尼醇的技术清单（工作计划进度表、厂房平面布局、设备购买清单、人员培训及试生产计划、检测人员在复旦环境科学与工程系课题组实习两周安排计划 ）；2、粗提、中间产品、高纯度茄尼醇分段设备清单；3、生产流程图

（2）在合同履行过程中，向受让方提供下列内容的技术指导和服务：技术指导的内容：完成从废弃烟叶生产 15%、75%、90%生产茄尼醇技术，硫酸烟碱生产技术，95%烟碱生产技术、肥料生产技术以及后期辅酶 Q_{10} 合成技术；指导和服务的次数：按需要 3 个工作日内派专人现场指导；技术指导和服务的时间、方式：保证项目正常实施到生产流程得到合格产品。技术指导和服务达到的效果：保证甲方运用自购的设备年生产含量 90%以上茄尼醇 50 吨、硫酸烟碱 1000 吨、生物肥料 20000 吨、辅酶 Q_{10}20 吨（除甲方原料不足外）；生产过程污染很少、投产应用达到环保要求。

（3）保证所开发的技术具有实用性、可靠性和稳定性。即为能够应用于生产实践的成熟技术。保证使用甲方自购的设备能够达到预设的生产能力。

（4）乙方协助甲方销售。生产出的 90%以上茄尼醇、硫酸烟碱、辅酶 Q_{10}、有机肥，价格以国内同类产品行情为准。

二、应达到的技术指标和参数：

主要技术指标达到：

1.年生产 50 吨茄尼醇、硫酸烟碱 1000 吨、生物肥料 20000 吨、辅酶 Q_{10}20 吨（保证原料充足的情况下）；

2.茄尼醇纯度为 90.0%以上，其他指标符合国内外市场要求；硫酸烟碱中烟碱含量 40%以上；生物肥料符合国家标准；辅酶 Q_{10} 符合 2005 年国家药典标准。

3.生产技术污染很少、投产应用达到环保要求，实现清洁化生产。

三、※研究开发计划：

从到款之日起，

三个月内进行设备的请购、仪器调配等，争取整修工艺化设施完成；

六个月内完成规模工艺化流程实验，得到纯度 90.0%以上茄尼醇产品以及符合国家标准的有机肥；12～18 个月内完成硫酸烟碱规模工艺化流程实验，得到 40%硫酸烟碱产品；3 年内完成辅酶 Q10 工艺化流程实验.

完成工艺化流程实验后一年内放大规模，达到预期生产能力；

后期积极从事正常生产及优化生产工艺，提高产品的得率。

四、研究开发经费、报酬及其支付或结算方式：

（一） 研究开发经费是指完成本项研究开发工作需要的成本；报酬是指本项目开发成果的使用费和研究开发人员的科研补贴。

本项目研究开发经费及报酬（大写）：壹佰捌拾万 元（其中经费，报酬 元）

（二）经费和报酬支付方式：

茄尼醇技术和专利买断费用人民币壹佰捌拾万分贰次付清。本合同签订七个工作日内付**壹佰贰拾万元**，完成第一笔销售后付**陆拾万元**。

下游系列产品烟碱、辅酶 Q_{10} 和有机肥的开发研制费用每年人民币捌拾万元分贰次付清。

五、利用研究开发经费购置的设备、器材、资料的的财产权属：

乙方所有，甲方可以使用。

六、履行的期限和方式：

本合同有效期限自 2005 年 7 月 28 日起至 2010 年 7 月 27 日止。

本合同的履行方式： 合作研究、现场生产工艺建设及生产。

七、※技术情报和资料的保密：

双方共同遵守。

八、技术协作和技术指导的内容：

见本合同“一”规定的内容。

九、风险责任的承担：

在履行本合同的过程中，确因在现有水平和条件下难以克服的技术困难，导致研究开发部分或全部失败所造成的损失，风险责任由双方共同承担。

经约定，风险责任甲方承担 50 %

乙方承担 50 %

十、验收的标准和方式：

研究开发所完成的技术成果，达到了本合同第二条所列技术指标按标准，通过实际工业化生产验证。

十一、违约金或者损失赔偿额的计算方法：

违反本合同约定，违约方应当按照《中华人民共和国合同法》有关条款的规定，承担违约责任。

（一）违反本合同第 四 条约定， 甲 方应当承担以下违约责任：

赔偿部分技术开发费。

（二）违反本合同第 一 条约定， 乙 方应当承担以下违约责任：

返还部分或全部开发费。

（三）违反本合同第 七 条约定， 乙 方应承担以下违约责任：

返还研究开发经费开支，并支付给甲方贰拾万元违约金。

十二、※合同争议的解决方式：

在履行本合同过程中发生的争议，当事人双方可以通过和解或者调解解决。当事人不愿和解、调解或者和解、调解不成的，采用以下第（二）种方式解决。

（一）双方同意由仲裁委员会仲裁。

（二）向人民法院起诉，约定　④原告住所地　人民法院管辖。

①被告住所地　②合同履行地　③合同签订地

④原告住所地　⑤标的物所在地

十三、名词和术语的解释：

茄尼醇：烟草中一种天然有机化合物；硫酸烟碱：烟草中含量最高的生物碱；辅酶 Q_{10}：一种心血管类疾病的辅助用药

清洁生产技术：指生产过程中无污染排放的技术。

十四、※其它（上述条款未尽事宜，如中介方的权利、义务、服务费及其支付方式、定金、财产抵押、担保等）：

双方协商解决。

本合同标有※号的合同条款按填写说明填写

委托人（甲方）	名称（或姓名）	三明华健生物工程有限公司 （签章）	三明华健生物工程有限公司 技术合同专用章 单位公章 年 月 日
	法定代表人	赵敏 （签章）	
	委托代理人	（签章）	
	联系（经办人）	赵敏 （签章）	
	住所（通讯地址）	邮政编码	
	电话		
	开户银行		
	帐号		
研究开发人（乙方）	名称（或姓名）	复旦大学 （签章）	复旦大学 合同专用章 技术合同专用章 或 单位公章 年 月 日
	法定代表人	（签章）	
	委托代理人	（签章）	
	联系（经办人）	[illegible]建民 （签章）	
	住所（通讯地址）	上海市邯郸路 220 号 邮政编码 200433	
	电话	021-65642521	
	开户银行	农行五角场支行营业部	
	帐号	033267-08017003441	
中介方	单位名称	（签章）	技术合同专用章 或 单位公章 年 月 日
	法定代表人	（签章）	
	委托代理人	（签章）	
	联系（经办人）	（签章）	
	住所（通讯地址）	邮政编码	
	电话		
	开户银行		
	帐号		

填 表 说 明（可贴印花税）

一、"合同登记编号"的填写方法：

合同登记编号由各合同登记处填写。

二、技术开发合同是指当事人之间就新技术、新产品、新工艺和新材料及其系统的研究开发所订立的合同，技术开发合同包括委托开发合同和合作开发合同。

三、计划内项目应填写国务院部委、省、自治区、直辖市、计划单列市、地、市（县）级计划，不属于上述计划的项目此栏划（/）表示。

四、标记术内容、形式：

包括开发项目应达到的技术经济指标、开发目的、适用范围及效益情况、成果提交方式和数量，提交开发成果可采取下列形式：

1.产品设计、工艺规程、材料配方和其他图纸、论文、报告等技术文件；

2、磁盘、磁带、计算机软件；

3、动物或植物新品种、微生物菌种；

4、样品、样机；

5、成套技术设备；

五、研究开发计划：

包括当事人各方实施开发项目的阶段进度，各个阶段要解决的技术问题，达到的目标期限等。

六、技术情报和资料的保密：包括当事人各方情报和资料保密义务的内容、期限和泄露技术和秘密应承担的责任。

双方可以约定，不论本合同是否变更、接触、重视，本条款均有效。

七、合同争议的解决方式：

《中华人民共和国仲裁法》规定了或裁或审的制度，合同当事人一旦选择了仲裁，即放弃向法院起诉的权利；如果合同当事人选择了诉讼，即放弃仲裁，因此合同当事人应当对合同争议的解决方式进行约定。

八、其他：

合同如果是通过中介机构介绍签订的，应将中介合同作为本合同的附件。如双方当事人约定定金、财产抵押及担保的，应将给付定金、财产抵押及担保手续的复印件作为本合同的附件。

九、委托代理人签订本合同书时，应出具委托证书。

十、本合同书中，凡是当事人约定无须填写的条款，在该条款填写的空白处划（/）表示。

十一、本合同正本一式伍份。

等级机关审查登记栏：

技术合同登记机关（专用章）

经办人：　　（签章）

年　　月　　日